EXHIBIT 23




                  Consent of Independent Public Accountants





As independent public accountants, we hereby consent to the incorporation of our report dated March 10, 1998, included in this Form 10-K for the year ended December 31, 1997, into the Company's previously filed Registration Statements No. 33-46413 and 333-18927.



                                      ARTHUR ANDERSEN LLP



Detroit, Michigan,
  March 30, 1998.